KAYNE ANDERSON

ENERGY INFRASTRUCTURE FUND, INC. (KYN)

QUARTERLY REPORT

August 31, 2024

KAYNE ANDERSON

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Company’s historical experience and its present expectations or projections indicated in any forward-looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy infrastructure company industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Company’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Company’s investment objectives will be attained.

All investments in securities involve risks, including the possible loss of principal. The value of an investment in the Company could be volatile, and you could suffer losses of some or a substantial portion of the amount invested. The Company’s concentration of investments in energy infrastructure companies subjects it to the risks of midstream, renewable infrastructure and utility entities and the energy sector, including the risks of declines in energy and commodity prices, decreases in energy demand, adverse weather conditions, natural or other disasters, changes in government regulation, and changes in tax laws. Leverage creates risks that may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in distribution rates, which increases a stockholder’s risk of loss.

Performance data quoted in this report represent past performance and are for the stated time period only. Past performance is not a guarantee of future results. Current performance may be lower or higher than that shown based on market fluctuations from the end of the reported period.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

October 2, 2024

Dear Fellow Stockholders,

As we conclude the third quarter of fiscal 2024, we are pleased to provide an update on the Company’s performance. In this letter, we will also review KYN’s portfolio positioning, the Company’s distribution policy, and the current energy infrastructure market landscape. In short, KYN has performed very well through the first nine months of fiscal 2024, and we remain excited about the prospects for the Company’s investments. As it relates to fiscal Q3:

•   KYN’s Net Asset Return was 10.8%;(1)

•   KYN underperformed the Alerian Midstream Energy Index (AMNA) by 140 basis points (10.8% vs. 12.2%);(2)

•   KYN outperformed the broader energy sector (measured by the XLE) by 1,210 basis points (10.8% vs. -1.3%);(3) and

•   KYN recently announced a distribution of $0.24 per share, which represents an increase of 9.1% over the prior quarter’s distribution(4)

Performance

It was another strong quarter for KYN’s midstream equity investments. This performance is particularly noteworthy given recent weakness in energy-related commodities and other energy subsectors. It is encouraging to see investors differentiate between midstream and other energy subsectors and recognize that midstream cash flows are largely driven by underlying volumes, not commodity prices. Regarding KYN’s top holdings, Targa Resources (TRGP) was up 24.9% for the fiscal quarter (total return basis) and was KYN’s best performing investment. TRGP was followed by Cheniere Energy (LNG) (up 17.7% during fiscal Q3) and ONEOK (OKE) (up 15.4%). Some of the laggards this quarter were Enterprise Products (EPD) (up 4.8%), Energy Transfer (ET) (up 4.8%) and Western Midstream (WES) (up 5.7%). In general, large-cap midstream corporations outperformed their MLP counterparts, a continuation of the prior quarter’s trend.

As discussed in prior communications, we expect that the vast majority of KYN’s portfolio will be allocated to midstream companies, with the remainder allocated to other energy companies, utilities, and renewable infrastructure companies. During the quarter, utilities and renewable infrastructure companies built upon their positive year-to-date performance, with the XLU and KRII up 5.7% and 1.5%, respectively. Utilities continue to signal significant increases in expected load growth and grid investment opportunities driven by surging demand from data centers and industrial re-shoring. Favorable demand growth trends, in conjunction with positive regulatory outcomes in key regions, continue to support and de-risk utilities and their long-term capital plans.

KYN’s Net Asset Return is up 28.3% fiscal year-to-date.(1) KYN’s Market Return, which is based on stock price performance rather than net asset value, is up 34.1% fiscal year-to-date.(5) KYN’s Market Return exceeded its Net Asset Return as KYN’s stock price traded at a 14.8% discount to NAV at fiscal quarter-end compared to a 18.5% discount at the beginning of the fiscal year. We do not believe this “mid-teens” discount is appropriate given KYN’s many favorable attributes and the positive market backdrop for the Company’s core midstream investments. We continue to believe that consistent performance, a significant return of cash to stockholders (through attractive distributions), and strategic actions that are accretive to our stockholders will be rewarded over time in the form of a narrowing discount.

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Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

Market Review

Broader equity markets experienced another strong quarter with the S&P 500, Dow Jones and NASDAQ up 6.0% to 8.0% on a total return basis; however, this was not without higher volatility. The S&P 500 and NASDAQ both set record highs in July before a sudden market selloff occurred in the first five trading days of August. The selloff, which was largely attributable to fears regarding the unwind of the “yen carry trade,” proved to be temporary as markets rebounded in the latter half of August on encouraging commentary from the Federal Reserve on the direction of short-term interest rates.

Interest rate volatility remained elevated throughout the quarter, but rates have trended significantly lower, with the yield on the 10-year U.S. Treasury down 57 basis points for the period. As we exited the quarter, the U.S. 10-year Treasury yield was 3.9% — roughly in line with the yield on the 2-year U.S. Treasury.

Importantly, on September 18th (after the end of the fiscal quarter), the Federal Reserve announced a 50 basis point decrease in the federal funds rate — their first interest rate cut since 2020. Commentary from Fed officials indicated they are seeking to strike a balance between fighting inflation and the economic risks of sustained restrictive monetary policy. The Fed is signaling additional rate cuts over the next two years and, as a result, performance of rate-sensitive subsectors such as real estate, financials and utilities benefitted from this commentary. We believe lower short-term interest rates will be a tailwind for midstream equities.

Notably, the energy sector underperformed the broader market during the quarter; however, there was a noticeable dispersion in performance amongst energy subsectors. The XLE (broader energy) was down 1.3% for the quarter while the AMNA and XLU were up 12.2% and 5.7%, respectively. As long-term rates have moderated, the market has seemingly rewarded stable, cash flowing equity investments such as midstream and utilities. Other drivers of this performance dispersion included weakening crude prices, persistently low natural gas prices, falling refining crack spreads, weaker-than-expected crude demand growth, and the risk-off market posture in August.

	Total Returns
	Equity Market Indices			Energy Indices				KYN(1)
	S&P 500	DJIA	NASDAQ	AMNA(9)	XLU(10)	KRII(11)	XLE(3)
Fiscal Q3(6)	7.4%	7.9%	6.0%	12.2%	5.7%	1.5%	(1.3)%	10.8%
Fiscal 2024 YTD(7)	25.0%	17.3%	25.2%	25.9%	24.7%	8.5%	10.7%	28.3%
Last Twelve Months(8)	27.1%	22.1%	27.1%	33.8%	25.3%	6.0%	6.1%	35.2%

Midstream continues to be the best performing energy subsector over the last twelve months and has outperformed the major equity market indices over this period. KYN’s Net Asset Return has outperformed each of the indices, as can be seen in the table above. Within midstream, there was an upward bias to earnings estimates, with several guidance raises during the quarter. Results for gas-weighted names were relatively weaker, but this was well understood coming into the quarter — and those releases serve as another indication that activity cuts and curtailments were largely reflected in full year guidance. Capital spending edged higher, but the market appears to have become more comfortable with the sector’s prospects for growth — so long as incremental spending is geared towards highly accretive (and lower risk) projects. Going forward, we believe companies will differentiate themselves by executing on their return of capital strategies and per share growth metrics.

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Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

Consolidation in the midstream sector continued, with several transactions announced during the quarter. The largest of these was OKE’s acquisition of Global Infrastructure Partners’ (GIP) 43% interest in EnLink Midstream (ENLC) and Medallion Midstream. We expect to see the midstream sector (as well as broader energy) continue to consolidate over the next few years, as companies look to expand their asset footprints in core areas and capture operational and financial synergies.

It has been a great run for the midstream sector over the last few years. That said, we believe the sector’s attractive attributes — the mission critical nature of these assets, the tremendous opportunity to benefit from A.I.-led demand growth, its highly-contracted businesses with strong balance sheets and significant free cash flow generation — set the stage for several years of solid returns for investors.

Crude prices traded within a $70 to $90 per barrel range for the entirety of the quarter. This range has generally held since the fourth quarter of 2022. Since quarter end, however, prices dipped below $70 as the market remains focused on the potential return of incremental OPEC+ production that was previously curtailed. Despite upside risk from conflicts in the Middle East, we are more cautious about the outlook for crude prices over the next 12 – 18 months, as slower global demand growth and increased production are expected to result in inventory builds. Supply restraint has become increasingly difficult for OPEC+ to effectively manage, with pressure building to start phasing out curtailments. The drag on demand growth, meanwhile, stems from the sluggish Chinese economy, which accounted for over half of global oil demand growth last year. China’s recently announced stimulus efforts were well received and should bolster economic growth, but the net impact to crude markets remains to be seen.

Domestic natural gas prices rebounded briefly during the quarter, spiking to $3.00/mmbtu in early June in response to deep supply curtailments. However, prices quickly declined back to ~$2.00/mmbtu as producers rushed to return supply in response to higher prices. The gas market remains delicately balanced for the time being, with supply curtailments functioning as the main defense against low prices. Even so, we see the fundamentals for natural gas prices improving into next year with strong projected demand growth from the reshoring of industrial activities, A.I.-led data center development and incremental liquefied natural gas (“LNG”) demand as new export facilities begin to come online. A relatively weaker setup for global crude markets is paired with a stronger outlook for domestic natural gas.

Portfolio

As of August 31st, KYN’s portfolio was comprised of 28 investments (94% in publicly traded securities and 6% in privately held investments). The overwhelming majority of KYN’s portfolio is invested in publicly traded midstream companies. The remainder is a mix of investments in other energy and power subsectors and privately held midstream companies. We have an overweight allocation towards larger capitalization midstream companies with integrated suites of assets that we believe are well positioned to benefit from growing domestic production and increased exports. We believe the portfolio is also well positioned to benefit from growing natural gas demand driven by data center development and the reshoring of industrial activities.

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Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

KYN's Exposure by Subsector as of August 31, 2024

Midstream Companies: 93%
Utilities & Renewable Infrastructure: 4%
Other Energy: 3%

Distribution

On September 19th, we were pleased to announce an increase to KYN’s quarterly distribution to $0.24 per share, which is an increase of $0.02 per share or 9.1% as compared to the prior quarter’s distribution.(4) This distribution is payable to common stockholders on October 7, 2024 and represents an 8.9% distribution rate based on KYN’s stock price as of August 31st.(12) We understand how important distributions are to our investors, and our goal is to steadily increase KYN’s distribution over time as supported by the Company’s operating results. Over the past year, we have increased KYN’s distribution by 14.3%.(13)

Outlook

We are very pleased with KYN’s year-to-date performance driven largely by the strong results of its equity investments in the midstream sector. Midstream trading multiples have expanded moderately over the past twelve months as the sector continues to come back in favor with investors. Nonetheless, current valuation levels compare favorably to the broader market (and other value sectors), as well as historical averages for the midstream sector — especially when measured on free cash flow yields. We continue to believe that midstream equities are well positioned to generate mid-teens total returns over the next few years without the benefit of further multiple expansion.

Our macroeconomic outlook is best described as cautious. Interest rate normalization was well received, and lower short-term rates should be a modest tailwind for utilities and other defensive dividend-paying equities. While we can paint a very constructive backdrop for energy infrastructure equities, there are also identifiable tail risks looming, including (i) the potential for a surprise result in the U.S. election leading to uncertainty about tax, energy or trade policies, (ii) a harder-than-expected “landing” in the U.S. or global economy resulting in global and/or regional recession, (iii) the inability or unwillingness of OPEC+ to maintain production curtailments resulting in over-production and a meaningful decline in crude prices,

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Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

(iv) the expansion of conflicts in Ukraine and/or the Middle East and (v) the possible escalation of tensions between China and Taiwan. Given these uncertainties, our bias is to continue to lean conservative with respect to KYN’s portfolio positioning and maintain lower leverage levels with ample downside cushion.(14) On the margin, we recently harvested profits from some of our portfolio positions and rotated those proceeds into larger capitalization, more diversified companies which tend to be considered defensive or “utility-like.”

We believe KYN — with its flexible investment mandate, permanent capital base, and expertise providing capital solutions to both public and private companies — provides very attractive exposure to the North American energy infrastructure sector in an income-producing vehicle. The Company provides this exposure in an easy-to-own structure — daily liquidity via its NYSE listing, an attractive distribution rate, and the tax simplicity of a single Form 1099. Lastly, conservative leverage and active portfolio and risk management from an experienced portfolio management team set the stage for a successful 2024 and beyond.

We encourage investors to visit our website at kaynefunds.com for more information about the Company, including the commentary posted on the “Insights” page that discusses key industry trends and other noteworthy topics.

We appreciate your investment in KYN and look forward to executing on our investment objective of achieving high after-tax total returns with an emphasis on making cash distributions to stockholders. Please do not hesitate to contact us with any questions or comments.

Sincerely,

James C. Baker, Jr.
Chairman of the Board
President and Chief Executive Officer

For more information:
cef@kaynecapital.com // 877.657.3863

www.kaynefunds.com

____________

Note: Footnotes can be found on page 6.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
LETTER TO STOCKHOLDERS

(1)	Net Asset Return is defined as the change in net asset value per share plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment plan).
(2)	Relative performance commentary based on the difference between the Company’s Net Asset Return and the total return of the Alerian Midstream Energy Index (AMNA).
(3)

The benchmark for the broad U.S. energy sector is the Energy Select Sector SPDR Fund (XLE), which is an exchange-traded fund (“ETF”) linked to the Energy Select Sector Index (IXE), a subset of the S&P 500.

(4)

Based on KYN’s $0.24/share distribution payable October 7, 2024 compared to the $0.22/share distribution paid July 8, 2024. Payment of future distributions is subject to approval by KYN’s Board of Directors.

(5)	Market Return is defined as the change in share price plus cash distributions paid during the period (assuming reinvestment through our dividend reinvestment program).
(6)	Fiscal Q3 2024 (6/1/24 – 8/31/24).
(7)	Fiscal 2024 YTD (12/1/23 – 8/31/24)
(8)	Last Twelve Months (9/1/23 – 8/31/24)
(9)	The benchmark for the midstream sector is the AMNA.
(10)	The benchmark for the U.S. utility sector is the Utilities Select Sector SPDR Fund (XLU), which is an ETF linked to the Utilities Select Sector Index (IXU), a subset of the S&P 500.
(11)

The benchmark for the renewable infrastructure sector is the Kayne Anderson Renewable Infrastructure Index (KRII), a market-cap weighted index of 35 domestic and international renewable infrastructure companies with individual constituents capped at a 5% weighting.

(12)	Based on KYN’s $0.24/share distribution ($0.96/share annualized) and KYN’s stock price of $10.74/share as of August 31, 2024.
(13)	Based on KYN’s $0.24/share distribution payable October 7, 2024 compared to $0.21/share distribution paid October 10, 2023.
(14)

Downside cushion reflects the decrease in total asset value that could be sustained while maintaining compliance with leverage levels under the Investment Company Act of 1940, as amended, and KYN’s financial covenants.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Company Overview

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) is a non-diversified, closed-end fund that commenced operations in September 2004. Our investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to stockholders. We intend to achieve our investment objective by investing at least 80% of our total assets in the securities of Energy Infrastructure Companies. Please refer to the Glossary of Key Terms for the meaning of capitalized terms not otherwise defined herein.

As of August 31, 2024, we had total assets of $3.0 billion, net assets applicable to our common stockholders of $2.1 billion (net asset value of $12.60 per share), and 169.1 million shares of common stock outstanding.

Recent Events

On October 10, 2024, we announced that KYN’s distribution payment frequency will change from quarterly to monthly payments beginning in November 2024. We also declared a monthly distribution of $0.08 per share payable November 29, 2024, December 31, 2024 and January 31, 2025. This monthly distribution is equivalent to the $0.24 per share quarterly distribution paid by KYN on October 7, 2024.

The Board of Directors and management understand how important distributions are to KYN’s investors and believe this change to KYN’s distribution policy will make it an attractive choice for investors who desire more frequent distribution payments. Payment of future distributions is subject to the approval of the Company’s Board of Directors. It is the Company’s intention to declare monthly payments each month beginning with the monthly distribution payment expected to be made in February 2025.

Our Top Ten Portfolio Investments(1)

Listed below are our top ten portfolio investments by issuer as of August 31, 2024.

Holding		Category	Amount ($ in millions)	Percent of Long-Term Investments
1.	The Williams Companies, Inc.	Midstream Energy Company	$275.0	9.2%
2.	Energy Transfer LP	Midstream Energy Company	274.7	9.2
3.	MPLX LP	Midstream Energy Company	264.1	8.9
4.	Enterprise Products Partners L.P.	Midstream Energy Company	262.7	8.8
5.	ONEOK, Inc.	Midstream Energy Company	221.1	7.4
6.	Targa Resources Corp.	Midstream Energy Company	202.9	6.8
7.	Cheniere Energy, Inc.	Midstream Energy Company	188.3	6.3
8.	Western Midstream Partners, LP	Midstream Energy Company	168.5	5.7
9.	Kinder Morgan, Inc.	Midstream Energy Company	162.8	5.5
10.	Pembina Pipeline Corporation	Midstream Energy Company	127.6	4.3
			$2,147.7	72.1%

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(1)      Includes ownership of common and preferred units.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Results of Operations — For the Three Months Ended August 31, 2024

Investment Income.    Investment income totaled $18.7 million for the quarter. We received $40.2 million of dividends and distributions. We estimated that $21.5 million of the dividends and distributions received were return of capital distributions and/or distribution in excess of cost basis. Return of capital and distributions in excess of cost basis increased by $3.7 million (net) during the quarter due to 2023 tax reporting information that we received in fiscal 2024. Interest Income was less than $0.1 million.

Operating Expenses.    Operating expenses totaled $18.0 million, including $9.5 million of investment management fees (net of fee waivers), $5.7 million of interest expense, $1.7 million of preferred stock distributions and $1.1 million of other operating expenses.

Net Investment Income.    Our net investment income was $1.0 million and included a current tax expense of $0.1 million and a deferred tax benefit of $0.4 million.

Net Realized Gains.    We had net realized gains of $43.4 million, consisting of realized gains from long term investments of $56.3 million, $0.8 million of realized losses from securities sold short, a current tax expense of $8.7 million and a deferred tax expense of $3.4 million.

Net Change in Unrealized Gains.    We had a net increase in our unrealized gains of $159.8 million. The net change consisted of an $204.0 million increase in unrealized gains on investments and a deferred tax expense of $44.2 million.

Net Increase in Net Assets Resulting from Operations.    As a result of the above, we had a net increase in net assets resulting from operations of $204.2 million.

Distributions to Common Stockholders

On September 19, 2024, KYN declared a quarterly distribution of $0.24 per common share for the third quarter, which was paid on October 7, 2024. On October 10, 2024, KYN announced a transition to monthly distributions and declared monthly distributions of $0.08 per common share payable November 29, 2024, December 31, 2024 and January 31, 2025. Payment of future distributions is subject to the approval of KYN’s Board of Directors, as well as meeting the covenants of our debt agreements and terms of our preferred stock.

The Board of Directors considers several items in setting our distributions to common stockholders including net distributable income (as defined below), realized and unrealized gains and expected returns for portfolio investments.

Net distributable income (“NDI”) is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the Reconciliation of NDI to GAAP section for a reconciliation of this measure to our results reported under GAAP.

For the purposes of calculating NDI, income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and (d) net premiums received from the sale of covered calls.

For the purposes of calculating NDI, operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly comprised of fees paid to other service providers), (c) interest expense and preferred stock distributions and (d) current and deferred income tax expense/benefit on net investment income/loss.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

Three Months Ended August 31, 2024
Distributions and Other Income from Investments
Dividends and Distributions	$40.2
Expenses
Net Investment Management Fee	(9.5)
Other Expenses	(1.1)
Interest Expense	(5.7)
Preferred Stock Distributions	(1.7)
Income Tax Benefit, net	0.3
Net Distributable Income (NDI)	$22.5
Weighted Shares Outstanding	169.1
NDI per Weighted Share Outstanding	$0.133
Adjusted NDI per Wtd. Share Outstanding(1)	$0.132

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(1)      Adjusted NDI excludes distributions received from NextEra Energy, Inc. attributable to the second quarter of 2024 with an ex-dividend date of June 3, 2024 ($0.2 million).

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•   A significant portion of the cash distributions received from our investments is characterized as return of capital. For GAAP purposes, return of capital distributions are excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•   GAAP recognizes distributions received from our investments that exceed the cost basis of our securities to be realized gains and are therefore excluded from investment income, whereas the NDI calculation includes these distributions.

•   We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the call premium that we received, thereby generating a profit. The premium we receive from selling call options, less (i) the premium that we pay to repurchase such call option contracts and (ii) the amount by which the market price of an underlying security is above the strike price at the time a new call option is written (if any), is included in NDI. For GAAP purposes, premiums received from call option contracts sold are not included in investment income. See Note 2 — Significant Accounting Policies for the GAAP treatment of option contracts.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Liquidity and Capital Resources

At August 31, 2024, we had total leverage outstanding of $588 million, which represented 20% of total assets. Currently, we intend to utilize leverage in an amount that represents approximately 20% of our total assets. Total leverage was comprised of $81 million of borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”), $354 million of senior unsecured notes (“Notes”) and $153 million of mandatory redeemable preferred stock (“MRP Shares”). As of August 31, 2024, we had $1 million of short term investments in money market funds. As of October 18, 2024, we did not have any borrowings outstanding under our Credit Facility and we had $40 million of short term investments in money market funds.

Our Credit Facility has a total commitment of $135 million and matures on February 20, 2025. The interest rate on borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on our asset coverage ratios. We pay a fee of 0.20% per annum on any unused amounts of the Credit Facility.

On May 22, 2024, we repaid $25 million of our $50 million unsecured term loan (the “Term Loan”), which represented the floating rate portion of the Term Loan (interest rate of SOFR plus 1.40%). On August 6, 2024, upon the maturity date of the Term Loan, we repaid the remaining $25 million of fixed rate borrowings (interest rate of 1.735%) and the Term Loan was terminated.

As of August 31, 2024, we had $354 million of Notes outstanding that mature between 2024 and 2034 and we had $153 million of MRP Shares outstanding that are subject to mandatory redemption between 2024 and 2032.

On September 18, 2024, we issued $70 million of new Notes and $30 million of new MRP Shares. The Notes issuance was comprised of two series: (1) $30 million of Series YY Notes with a 5.19% fixed rate due September 18, 2031 and (2) $40 million of Series ZZ Notes with a 5.45% fixed rate due September 18, 2036. The MRP Shares issuance was $30 million of Series X MRP Shares with a 5.49% fixed dividend rate and a mandatory redemption date of September 18, 2029. On September 20, 2024, we repaid the entire $20 million of Series V floating rate MRP Shares at liquidation value plus accumulated but unpaid dividends through the date of redemption. We expect to refinance upcoming 2024 Notes and MRP Shares maturities with cash on hand and/or borrowings under our Credit Facility.

At August 31, 2024, our asset coverage ratios under the Investment Company Act of 1940, as amended (“1940 Act”), were 625% for debt and 462% for total leverage (debt plus preferred stock). We target asset coverage ratios that give us the ability to withstand declines in the market value of the securities we hold before breaching the financial covenants in our leverage (we often refer to this as our “downside cushion”). At this time, we target asset coverage ratios that provide approximately 50% of downside cushion relative to our financial covenants. Our leverage targets are dependent on market conditions as well as certain other factors and may vary from time to time.

As of August 31, 2024, our total leverage consisted of 74% of fixed rate obligations and 26% of floating rate obligations. At such date, the weighted average interest/dividend rate on our total leverage was 5.04%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2024
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 139.7%
Equity Investments(1) — 139.7%
Midstream Energy Company(2) — 129.7%
Antero Midstream Corporation	2,218	$32,988
Archrock, Inc.	1,132	22,900
Aris Water Solutions, Inc.	745	12,535
Cheniere Energy, Inc.	1,016	188,285
DT Midstream, Inc.	531	41,731
Enbridge Inc.(3)	2,977	119,615
Energy Transfer LP	17,059	274,650
Enterprise Products Partners L.P.	8,955	262,747
Hess Midstream LP	1,474	55,067
Kinder Morgan, Inc.	7,545	162,750
Kinetik Holdings Inc.	734	32,482
MPLX LP	3,904	167,414
MPLX LP — Convertible Preferred Units(4)(5)(6)	2,255	96,711
ONEOK, Inc.	2,393	221,057
Pembina Pipeline Corporation(3)	3,167	127,561
Plains All American Pipeline, L.P.	7,105	127,471
Sentinel Midstream Highline JV Holdings LLC(4)(5)(7)(8)	1,500	33,750
Streamline Innovations Holdings, Inc. — Series C Preferred Shares(4)(5)(8)(9)(10)	5,500	35,750
Targa Resources Corp.	1,381	202,869
TC Energy Corporation(3)(11)	2,222	102,956
The Williams Companies, Inc.	6,008	274,986
Western Midstream Partners, LP	4,367	168,470
		2,764,745
Utility Company(2) — 6.2%
Entergy Corporation	202	24,401
NextEra Energy, Inc.	554	44,577
Sempra Energy	770	63,259
		132,237
Energy Company(2) — 3.8%
Exxon Mobil Corporation	92	10,887
Phillips 66	134	18,751
Shell plc — ADR(3)(12)	709	50,815
		80,453
Total Long-Term Investments — (Cost — $2,411,989)		2,977,435

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2024
(amounts in 000’s)
(UNAUDITED)

Description	No. of Shares/Units	Value
Short-Term Investment — Money Market Fund — 0.1%
First American Money Market Fund Treasury Obligations Fund — Class X Shares, 5.17%(13) (Cost — $1,338)	1,338	$1,338
Total Investments — 139.8% (Cost — $2,413,327)		2,978,773

Debt		(435,432)
Mandatory Redeemable Preferred Stock at Liquidation Value		(153,094)
Current Income Tax Liability, net		(4,387)
Deferred Income Tax Liability, net		(247,354)
Other Liabilities in Excess of Other Assets		(7,727)
Net Assets Applicable to Common Stockholders		$2,130,779

____________

(1)     Unless otherwise noted, equity investments are common units/common shares.

(2)     Refer to Glossary of Key Terms for definitions of Energy Company, Midstream Energy Company and Utility Company.

(3)     Foreign security.

(4)     Fair valued on a recurring basis using significant unobservable inputs (Level 3). See Notes 2 and 3 in Notes to Financial Statements.

(5)     The Company’s ability to sell this security is subject to certain legal or contractual restrictions. As of August 31, 2024, the aggregate value of restricted securities held by the Company was $166,211 (5.6% of total assets). See Note 7 — Restricted Securities.

(6)     MPLX LP (“MPLX”) Series A Convertible Preferred Units (“MPLX Convertible Preferred Units”) are convertible on a one-for-one basis into common units of MPLX and are senior to the common units in terms of liquidation preference and priority of distributions. See Note 3 — Fair Value.

(7)     Sentinel Midstream Highline JV Holdings LLC (“Sentinel Midstream”) is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 Units, and are senior to other classes of common equity in terms of liquidation preference and priority of distributions. See Note 3 — Fair Value.

(8)     The Company believes that it is an affiliate of Sentinel Midstream and Streamline Innovations Holdings, Inc. (“Streamline”). See Note 5 — Agreements and Affiliations.

(9)     Security is non-income producing.

(10)   Streamline is a privately-held company. Streamline Series C Preferred Shares are convertible into common equity at any time at the Company’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning on March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Company to achieve a 20.0% internal rate of return on its investment.

(11)   On October 1, 2024, TC Energy Corporation (“TRP”) completed the spinoff of its liquids pipelines business into South Bow Corporation (“SOBO”). As a result of the spinoff transaction, TRP shareholders received one new TRP common share and 0.2 shares of SOBO for each share of TRP held as of September 25, 2024.

(12)   ADR — American Depositary Receipt.

(13)   The rate indicated is the yield as of August 31, 2024.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
SCHEDULE OF INVESTMENTS
AUGUST 31, 2024
(amounts in 000’s)
(UNAUDITED)

At August 31, 2024, the Company’s geographic allocation was as follows:

Geographic Location	% of Long-Term Investments
United States	86.5%
Canada	11.8%
Europe/U.K.	1.7%

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
AUGUST 31, 2024
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

ASSETS
Investments at fair value:
Non-affiliated (Cost — $2,356,239)	$2,907,935
Affiliated (Cost — $55,750)	69,500
Short-term investments (Cost — $1,338)	1,338
Dividends and distributions receivable (Cost — $2,849)	2,878
Deferred credit facility offering costs and other assets	719
Total Assets	2,982,370

LIABILITIES
Investment management fee payable, net	9,502
Accrued directors’ fees	289
Accrued expenses and other liabilities	4,874
Current income tax liability	4,387
Deferred income tax liability, net	247,354
Credit facility	81,000
Notes	354,432
Unamortized notes issuance costs	(2,095)
Mandatory redeemable preferred stock, $25.00 liquidation value per share (6,123,774 shares issued and outstanding)	153,094
Unamortized mandatory redeemable preferred stock issuance costs	(1,246)
Total Liabilities	851,591
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,130,779
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (169,126,038 shares issued and outstanding, 193,876,226 shares authorized)	$169
Paid-in capital	2,609,492
Total distributable earnings (loss)	(478,882)
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$2,130,779
NET ASSET VALUE PER COMMON SHARE	$12.60

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF OPERATIONS
(amounts in 000’s)
(UNAUDITED)

	For the Three Months Ended August 31, 2024	For the Nine Months Ended August 31, 2024
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$38,457	$110,927
Affiliated investments	1,592	3,329
Money market mutual funds	160	390
Total dividends and distributions (after foreign taxes withheld of $638 and $1,631, respectivley)	40,209	114,646
Return of capital	(22,069)	(52,217)
Distributions in excess of cost basis	529	(1,345)
Net dividends and distributions	18,669	61,084
Interest income
Non-affiliated investments	11	11
Total Investment Income	18,680	61,095
Expenses
Investment management fees	9,831	27,104
Directors’ fees	289	905
Professional fees	271	792
Administration fees	148	435
Reports to stockholders	119	268
Insurance	80	245
Stock exchange listing fees	56	161
Custodian fees	31	88
Other expenses	66	226
Total Expenses — before fee waiver, interest expense, preferred distributions and taxes	10,891	30,224
Investment management fee waiver	(329)	(775)
Interest expense including amortization of offering costs	5,730	15,552
Distributions on mandatory redeemable preferred stock including amortization of offering costs	1,688	5,063
Total Expenses — before taxes	17,980	50,064
Net Investment Income — Before Taxes	700	11,031
Current income tax expense	(92)	(331)
Deferred income tax benefit (expense)	370	(519)
Net Investment Income	978	10,181
REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	56,265	158,320
Foreign currency transactions	(10)	(100)
Securities sold short	(784)	364
Current income tax expense	(8,641)	(13,343)
Deferred income tax expense	(3,412)	(20,937)
Net Realized Gains (Losses)	43,418	124,304
Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	200,776	408,531
Investments — affiliated	3,239	12,905
Foreign currency translations	28	25
Deferred income tax expense	(44,234)	(91,102)
Net Change in Unrealized Gains (Losses)	159,809	330,359
Net Realized and Unrealized Gains (Losses)	203,227	454,663
NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$204,205	$464,844

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Nine Months Ended August 31, 2024 (Unaudited)		For the Fiscal Year Ended November 30, 2023
OPERATIONS
Net investment income, net of tax(1)	$10,181		$17,123
Net realized gains, net of tax	124,304		107,024
Net change in unrealized gains (losses), net of tax	330,359		(11,560)
Net Increase in Net Assets Resulting from Operations	464,844		112,587
DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(111,623	)(2)	(112,989)
Distributions — return of capital	—	(2)	—
Dividends and Distributions to Common Stockholders	(111,623)		(112,989)
CAPITAL STOCK TRANSACTIONS
Issuance of 32,994,508 shares of common stock in connection with the merger of Kayne Anderson NextGen Energy & Infrastructure, Inc.	—		330,599
Offering expenses associated with the issuance of common stock in merger	—		(661)
Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	—		329,938
Total Increase in Net Assets Applicable to Common Stockholders	353,221		329,536
NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	1,777,558		1,448,022
End of period	$2,130,779		$1,777,558

____________

(1)     Distributions on the Company’s mandatory redeemable preferred stock (“MRP Shares”) are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(2)     The characterization of the distributions paid to common stockholders for the nine months ended August 31, 2024, as either dividends (eligible to be treated as qualified dividend income) or distributions (return of capital) is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the common stock distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits and may differ from this preliminary estimate.

(3)     Represents offering costs incurred in connection with the merger of Kayne Anderson NextGen Energy & Infrastructure, Inc.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE NINE MONTHS ENDED AUGUST 31, 2024
(amounts in 000’s)
(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$464,844
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	52,217
Distributions in excess of cost basis	1,345
Net realized gains (excluding foreign currency transactions)	(158,320)
Net realized gains on securities sold short	(364)
Net change in unrealized gains (excluding foreign currency translations)	(421,436)
Purchase of long-term investments	(1,274,967)
Proceeds from sale of long-term investments	1,237,937
Proceeds from securities sold short	144,765
Purchase of securities to cover securities sold short	(144,401)
Purchase of short-term investments, net	(1,338)
Amortization of deferred debt offering costs	920
Amortization of mandatory redeemable preferred stock offering costs	284
Decrease in deposits with brokers	250
Decrease in dividends and distributions receivable	340
Decrease in current income tax receivable	8,710
Decrease in other assets	20
Decrease in payable for securities purchased	(5,001)
Increase in investment management fee payable	2,537
Increase in accrued directors’ fees	25
Decrease in accrued expenses and other liabilities	(2,381)
Increase in current income tax liability	4,387
Increase in deferred income tax liability	112,558
Net Cash Provided by Operating Activities	22,931
CASH FLOWS FROM FINANCING ACTIVITIES
Increase in borrowings under credit facility	72,000
Costs associated with credit facility	(667)
Decrease in borrowings under term loan	(50,000)
Proceeds from notes issuance	100,000
Redemption of notes	(32,247)
Costs associated with notes issuance	(983)
Cash distributions paid to common stockholders	(111,623)
Net Cash Used in Financing Activities	(23,520)
NET CHANGE IN CASH	(589)
CASH — BEGINNING OF PERIOD	589
CASH — END OF PERIOD	$—

____________

Supplemental disclosure of cash flow information:

During the nine months ended August 31, 2024, interest paid related to debt obligations were $16,917 and income tax paid was $577 (net of refunds received).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Nine Months Ended August 31, 2024 (Unaudited)		For the Fiscal Year Ended November 30,
			2023		2022	2021
Per Share of Common Stock(1)
Net asset value, beginning of period	$10.51		$10.64		$8.91	$6.90
Net investment income (loss)(2)	0.06		0.12		0.07	(0.08)
Net realized and unrealized gain (loss)	2.69		0.59		2.44	2.74
Total income (loss) from operations	2.75		0.71		2.51	2.66
Common dividends(3)	(0.66)		(0.83)		(0.78)	—
Common distributions — return of capital(3)	—		—		—	(0.65)
Total dividends and distributions — common	(0.66)		(0.83)		(0.78)	(0.65)
Offering expenses associated with the issuance of common stock	—		(0.01	)(4)	—	—
Effect of issuance of common stock	—		—		—	—
Effect of shares issued in reinvestment of dividends and distributions	—		—		—	—
Total capital stock transactions	—		—		—	—
Net asset value, end of period	$12.60		$10.51		$10.64	$8.91
Market value per share of common stock, end of period	$10.74		$8.57		$9.04	$7.77
Total investment return based on common stock market value(5)	34.1	%(6)	4.3%		27.2%	44.0%
Total investment return based on net asset value(7)	28.3	%(6)	8.7%		30.5%	41.0%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,130,779		$1,777,558		$1,448,022	$1,126,479
Ratio of expenses to average net assets
Management fees (net of fee waiver)	1.9%		1.9%		2.0%	1.8%
Other expenses	0.2		0.2		0.2	0.3
Subtotal	2.1		2.1		2.2	2.1
Interest expense and distributions on mandatory redeemable preferred stock(2)	1.4		1.5		1.2	1.3
Income tax expense(9)	6.6	%(6)	1.9		6.1	5.1
Total expenses	10.1%		5.5%		9.5%	8.5%
Ratio of net investment income (loss) to average net assets(2)	0.7%		1.2%		0.7%	(0.9)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	24.4	%(6)	8.0%		24.1%	31.4%
Portfolio turnover rate	47.1	%(6)	48.8%		28.2%	50.8%
Average net assets	$1,907,269		$1,399,694		$1,344,102	$1,068,396
Notes outstanding, end of period(10)	$354,432		$286,679		$260,789	$209,686
Borrowings under credit facilities, end of period(10)	$81,000		$9,000		$—	$63,000
Term loan outstanding, end of period(10)	$—		$50,000		$50,000	$50,000
Mandatory redeemable preferred stock, end of period(10)	$153,094		$153,094		$111,603	$101,670
Average shares of common stock outstanding	169,126,038		137,758,656		133,664,106	126,447,554
Asset coverage of total debt(11)	624.5%		658.5%		601.8%	480.6%
Asset coverage of total leverage (debt and preferred stock)(12)	462.1%		456.4%		442.8%	365.5%
Average amount of borrowings per share of common stock during the period(1)	$2.34		$2.30		$2.79	$2.43

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2020	2019	2018		2017
Per Share of Common Stock(1)
Net asset value, beginning of period	$13.89	$16.37	$15.90		$19.18
Net investment income (loss)(2)	(0.34)	(0.26)	(0.45)		(0.45)
Net realized and unrealized gain (loss)	(5.87)	(0.75)	2.74		(0.92)
Total income (loss) from operations	(6.21)	(1.01)	2.29		(1.37)
Common dividends(3)	—	—	(1.80)		(0.53)
Common distributions — return of capital(3)	(0.78)	(1.47)	—		(1.37)
Total dividends and distributions — common	(0.78)	(1.47)	(1.80)		(1.90)
Offering expenses associated with the issuance of common stock	—	—	(0.01	)(13)	—
Effect of issuance of common stock	—	—	—		—
Effect of shares issued in reinvestment of dividends and distributions	—	—	(0.01)		(0.01)
Total capital stock transactions	—	—	(0.02)		(0.01)
Net asset value, end of period	$6.90	$13.89	$16.37		$15.90
Market value per share of common stock, end of period	$5.89	$12.55	$15.85		$15.32
Total investment return based on common stock market value(5)	(47.3)%	(12.4)%	14.8%		(13.8)%
Total investment return based on net asset value(7)	(44.3)%	(6.1)%	14.2%		(8.0)%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$872,914	$1,755,216	$2,066,269		$1,826,173
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.3%	2.3%	2.3%		2.5%
Other expenses	0.3	0.1	0.2		0.1
Subtotal	2.6	2.4	2.5		2.6
Interest expense and distributions on mandatory redeemable preferred stock(2)	3.6	2.1	1.9		2.0
Income tax expense(9)	—	—	—		—
Total expenses	6.2%	4.5%	4.4%		4.6%
Ratio of net investment income (loss) to average net assets(2)	(4.0)%	(1.6)%	(2.5)%		(2.4)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	(73.8)%	(6.3)%	10.8%		(7.5)%
Portfolio turnover rate	22.3%	22.0%	25.8%		17.6%
Average net assets	$1,063,404	$2,032,591	$2,127,407		$2,128,965
Notes outstanding, end of period(10)	$173,260	$596,000	$716,000		$747,000
Borrowings under credit facilities, end of period(10)	$62,000	$35,000	$39,000		$—
Term loan outstanding, end of period(10)	$—	$60,000	$60,000		$—
Mandatory redeemable preferred stock, end of period(10)	$136,633	$317,000	$317,000		$292,000
Average shares of common stock outstanding	126,420,698	126,326,087	118,725,060		114,292,056
Asset coverage of total debt(11)	529.1%	399.9%	392.4%		383.6%
Asset coverage of total leverage (debt and preferred stock)(12)	334.7%	274.1%	282.5%		275.8%
Average amount of borrowings per share of common stock during the period(1)	$2.88	$6.09	$6.52		$7.03

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

	For the Fiscal Year Ended November 30,
	2016	2015	2014
Per Share of Common Stock(1)
Net asset value, beginning of period	$19.20	$36.71	$34.30
Net investment income (loss)(2)	(0.61)	(0.53)	(0.76)
Net realized and unrealized gain (loss)	2.80	(14.39)	5.64
Total income (loss) from operations	2.19	(14.92)	4.88
Common dividends(3)	—	(2.15)	(2.28)
Common distributions — return of capital(3)	(2.20)	(0.48)	(0.25)
Total dividends and distributions — common	(2.20)	(2.63)	(2.53)
Offering expenses associated with the issuance of common stock	—	—	—
Effect of issuance of common stock	—	0.03	0.06
Effect of shares issued in reinvestment of dividends and distributions	(0.01)	0.01	—
Total capital stock transactions	(0.01)	0.04	0.06
Net asset value, end of period	$19.18	$19.20	$36.71
Market value per share of common stock, end of period	$19.72	$18.23	$38.14
Total investment return based on common stock market value(5)	24.1%	(47.7)%	9.9%
Total investment return based on net asset value(7)	14.6%	(42.8)%	14.8%
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$2,180,781	$2,141,602	$4,026,822
Ratio of expenses to average net assets
Management fees (net of fee waiver)	2.5%	2.6%	2.4%
Other expenses	0.2	0.1	0.1
Subtotal	2.7	2.7	2.5
Interest expense and distributions on mandatory redeemable preferred stock(2)	2.8	2.4	1.8
Income tax expense(9)	7.9	—	8.3
Total expenses	13.4%	5.1%	12.6%
Ratio of net investment income (loss) to average net assets(2)	(3.4)%	(1.8)%	(2.0)%
Net increase (decrease) in net assets to common stockholders resulting from operations to average net assets	12.5%	(51.7)%	13.2%
Portfolio turnover rate	14.5%	17.1%	17.6%
Average net assets	$2,031,206	$3,195,445	$3,967,458
Notes outstanding, end of period(10)	$767,000	$1,031,000	$1,435,000
Borrowings under credit facilities, end of period(10)	$43,000	$—	$51,000
Term loan outstanding, end of period(10)	$—	$—	$—
Mandatory redeemable preferred stock, end of period(10)	$300,000	$464,000	$524,000
Average shares of common stock outstanding	112,967,480	110,809,350	107,305,514
Asset coverage of total debt(11)	406.3%	352.7%	406.2%
Asset coverage of total leverage (debt and preferred stock)(12)	296.5%	243.3%	300.3%
Average amount of borrowings per share of common stock during the period(1)	$7.06	$11.95	$13.23

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

____________

(1)       Based on average shares of common stock outstanding.

(2)       Distributions on the Company’s MRP Shares are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies.

(3)       The characterization of the distributions paid for the nine months ended August 31, 2024, is based solely on the Company’s operating results during the period and does not reflect the expected results during the remainder of the fiscal year. The actual characterization of the distributions made during the period will not be determinable until after the end of the fiscal year when the Company can determine its earnings and profits and may differ from this preliminary estimate. The information presented for each of the other periods is a characterization of the total distributions paid to common stockholders as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) and is based on the Company’s earnings and profits.

(4)       Represents offering costs incurred in connection with the merger of Kayne Anderson NextGen Energy & Infrastructure, Inc.

(5)       Total investment return based on market value is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(6)       Not annualized.

(7)       Total investment return based on net asset value is calculated assuming a purchase of common stock at the net asset value on the first day and a sale at the net asset value on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(8)       Unless otherwise noted, ratios are annualized.

(9)       For the fiscal years ended November 30, 2020, 2019, 2018, 2017 and 2015, the Company reported an income tax benefit of $190,326 (17.9% of average net assets), $43,357 (2.1% of average net assets), $175,827 (8.3% of average net assets), $86,746 (4.1% of average net assets) and $980,647 (30.7% of average net assets), respectively. The income tax expense is assumed to be 0% because the Company reported a net deferred income tax benefit during the period.

(10)    Principal/liquidation value.

(11)    Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), or any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it incur additional indebtedness if, at the time of such declaration or incurrence, its asset coverage with respect to senior securities representing indebtedness would be less than 300%.

(12)    Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Notes (principal value), any other senior securities representing indebtedness and MRP Shares (liquidation value) divided by the aggregate amount of Notes, any other senior securities representing indebtedness and MRP Shares. Under the 1940 Act, the Company may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Company, under the terms of its MRP Shares, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%.

(13)    Represents offering costs incurred in connection with the merger of Kayne Anderson Energy Development Company.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

1.      Organization

Kayne Anderson Energy Infrastructure Fund, Inc. (the “Company” or “KYN”) was organized as a Maryland corporation on June 4, 2004, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s investment objective is to provide a high after-tax total return with an emphasis on making cash distributions to shareholders. The Company intends to achieve this objective by investing at least 80% of its total assets in the securities of Energy Infrastructure Companies. The Company commenced operations on September 28, 2004. The Company’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYN.” For more information about the Company’s investment objective, policies and principal risks, see Investment Objective, Policies and Risks, in the Company’s most recently filed annual report.

On November 13, 2023, KYN completed its merger with Kayne Anderson NextGen Energy & Infrastructure, Inc. (“KMF”). Pursuant to the terms of the merger agreement, KMF was merged with and into KYN, and KMF stockholders received either newly issued common stock of KYN or cash. The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code.

On August 1, 2024, a class action complaint was filed in the Circuit Court for Baltimore County against KMF and the members of its board of directors, as defendants, for alleged breaches of fiduciary duties arising from the merger of KMF and KYN. The Company is defending this litigation because it is the surviving entity from that merger. The Company believes the allegations in this complaint are without merit and intends to vigorously defend this action. The Company does not anticipate that this action will have a material impact on the Company or result in material losses.

2.      Significant Accounting Policies

The following is a summary of the significant accounting policies that the Company uses to prepare its financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The Company is an investment company and follows accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 — “Financial Services — Investment Companies.”

A. Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Company determines its net asset value on a daily basis and reports its net asset value on its website. Net asset value is computed by dividing the value of the Company’s assets (including accrued interest and distributions and current and deferred income tax assets), less all of its liabilities (including accrued expenses, distributions payable, current and deferred accrued income taxes, and any borrowings) and the liquidation value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Pursuant to Rule 2a-5, the Company’s Board of Directors (the “Board”) has designated KA Fund Advisors, LLC (“KAFA“), the Company’s investment adviser, as the “Valuation Designee” to perform fair value determinations of the Company’s portfolio holdings, subject to oversight by and periodic reporting to the Board. The Valuation Designee determines the fair value of the Company’s portfolio holdings in accordance with the Company’s valuation program, as adopted by the Board.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Readily marketable portfolio securities listed on any exchange (including a foreign exchange) other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities. The value of foreign securities traded outside of the Americas may be adjusted to reflect events occurring after a foreign exchange closes that may affect the value of the foreign security. In such cases, these foreign securities are valued by an independent pricing service and are categorized as Level 2 securities for purposes of the fair value hierarchy. See Note 3 — Fair Value.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the bid price provided by an independent pricing service or, if such prices are not available or in the judgment of KAFA such prices are stale or do not represent fair value, by an independent broker. For debt securities that are considered bank loans, the fair market value is determined by using the bid price provided by the agent or syndicate bank or principal market maker. When price quotes for securities are not available, or such prices are stale or do not represent fair value in the judgment of KAFA, fair market value will be determined using the Company’s valuation process for securities that are privately issued or otherwise restricted as to resale.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Company may hold securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any security for which (a) reliable market quotations are not available in the judgment of KAFA, or (b) the independent pricing service or independent broker does not provide prices or provides a price that in the judgment of KAFA is stale or does not represent fair value, each shall be valued in a manner that most fairly reflects fair value of the security on the valuation date.

For the nine months ended August 31, 2024, unless otherwise determined by the Valuation Designee, the following valuation process was used for such securities:

•   Valuation Designee.    The applicable investments are valued monthly by KAFA, as the Valuation Designee, with new investments valued at the time such investment was made. The applicable investments are valued by senior professionals of KAFA who comprise KAFA’s Valuation Committee. KAFA will specify the titles of the persons responsible for determining the fair value of Company investments, including by specifying the particular functions for which they are responsible, and will reasonably segregate fair value determinations from the portfolio management of the Company such that the portfolio manager(s) may not determine, or effectively determine by exerting substantial influence on, the fair values ascribed to portfolio investments.

•   Valuation Firm.    Quarterly, a third-party valuation firm engaged by KAFA reviews the valuation methodologies and calculations employed for these securities, unless the aggregate fair value of such security is less than 0.1% of the Company’s total assets.

At August 31, 2024, the Company held 7.8% of its net assets applicable to common stockholders (5.6% of total assets) in securities that were fair valued pursuant to these procedures (Level 3 securities). The aggregate fair value of these securities at August 31, 2024, was $166,211. See Note 3 — Fair Value and Note 7 — Restricted Securities.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

E. Security Transactions — Security transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains and losses are calculated using the specific identification cost basis method for GAAP purposes. For tax purposes, the Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

F. Return of Capital Estimates — Dividends and distributions received from the Company’s investments generally are comprised of income and return of capital. At the time such dividends and distributions are received, the Company estimates the amount of such payments that is considered investment income and the amount that is considered a return of capital. The Company estimates the return of capital portion of dividends and distributions received from investments based on historical information available and other information provided by certain investments. Return of capital estimates are adjusted to actual in the subsequent fiscal year when final tax reporting information related to the Company’s investments is received.

The return of capital portion of the distributions is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and net change in unrealized gains (losses). If the distributions received by the Company exceed its cost basis (i.e., its cost basis has been reduced to zero), the distributions are treated as realized gains.

The Company includes all distributions received on its Statement of Operations and reduces its investment income by (i) the estimated return of capital and (ii) the distributions in excess of cost basis, if any. Distributions received that were in excess of cost basis were treated as realized gains.

In accordance with GAAP, the return of capital cost basis reductions for the Company’s investments are limited to the total amount of the cash distributions received from such investments.

The following table sets forth the Company’s estimated return of capital portion of the dividends and distributions received from its investments that were not treated as distributions in excess of cost basis.

	For the Three Months Ended August 31, 2024	For the Nine Months Ended August 31, 2024
Dividends and distributions (before foreign taxes withheld of $638 and $1,631, respectively, and excluding distributions in excess of cost basis)	$41,376	$114,932
Dividends and distributions — % return of capital	53%	45%
Return of capital — attributable to net realized gains (losses)	$(402)	$2,382
Return of capital — attributable to net change in unrealized gains (losses)	22,471	49,835
Total return of capital	$22,069	$52,217

For the nine months ended August 31, 2024, the Company estimated the return of capital portion of dividends and distributions received to be $46,935 (41%). During the nine months ended August 31, 2024, the Company increased its return of capital estimate for the year by $5,282 due to 2023 tax reporting information received by the Company in fiscal 2024. As a result, the return of capital percentage for the nine months ended August 31, 2024 was 45%. In addition, for the nine months ended August 31, 2024, the Company estimated the cash distributions received that were in excess of cost basis to be $2,906. Distributions in excess of cost basis for the nine months ended August 31, 2024 were decreased by $1,561 due to 2023 tax reporting information received by the Company in fiscal 2024.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

G. Investment Income — The Company records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with paid-in-kind interest, the Company will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established.

The Company may receive paid-in-kind and non-cash dividends and distributions in the form of additional units or shares from its investments. For paid-in-kind dividends, the additional units are not reflected in investment income during the period received, but are recorded as unrealized gains upon receipt. Non-cash distributions are reflected in investment income because the Company has the option to receive its distributions in cash or in additional units of the security. During the nine months ended August 31, 2024, the Company did not receive any paid-in-kind dividends or non-cash distributions.

H. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to holders of MRP Shares are accrued on a daily basis. As required by the Distinguishing Liabilities from Equity topic of the FASB Accounting Standards Codification (ASC 480), the Company includes the accrued distributions on its MRP Shares as an operating expense due to the fixed term of this obligation. For tax purposes, payments made to the holders of the Company’s MRP Shares are treated as dividends or distributions.

The characterization of the distributions paid to holders of MRP Shares and common stock as either a dividend (eligible to be treated as qualified dividend income) or a distribution (return of capital) is determined after the end of the fiscal year based on the Company’s actual earnings and profits and may differ substantially from preliminary estimates.

I. Partnership Accounting Policy — The Company records its pro-rata share of the income (loss), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Company’s Statement of Operations.

J. Taxes — The Company, as a corporation, is obligated to pay federal and state income tax on its taxable income. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company includes its allocable share of the MLP’s taxable income or loss in computing its own taxable income. Deferred income taxes reflect (i) taxes on unrealized gains (losses), which are attributable to the difference between fair value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating and capital losses.

To the extent the Company has a deferred tax asset, consideration is given as to whether or not a valuation allowance is required. The need to establish a valuation allowance for deferred tax assets is assessed periodically by the Company based on the Income Tax Topic of the FASB Accounting Standards Codification (ASC 740), that it is more likely than not that some portion or all of the deferred tax asset will not be realized. In the assessment for a valuation allowance, consideration is given to all positive and negative evidence related to the realization of the deferred tax asset. This assessment considers, among other matters, the nature, frequency and severity of current and cumulative losses, forecasts of future profitability (which are highly dependent on future cash distributions from the Company’s holdings), the duration of statutory carryforward periods and the associated risk that certain loss carryforwards may expire unused.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Company may rely to some extent on information provided by portfolio investments, which may not necessarily be timely, to estimate taxable income allocable to the units/shares of such companies held in the portfolio and to estimate the associated current and/or deferred tax liability. Such estimates are made in good faith. From time to time, as new information becomes available, the Company modifies its estimates or assumptions regarding the deferred tax liability. See Note 6 — Income Taxes.

The Company may be subject to withholding taxes on foreign-sourced income and accrues such taxes when the related income is earned.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

The Company’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. Tax years subsequent to fiscal year 2017 remain open and subject to examination by federal and state tax authorities. The Internal Revenue Service (“IRS”) has opened an examination of fiscal years 2017 through 2020. The IRS audit is currently open though the Company does not believe there will be any material adjustment to the amount of tax owed as a result of this audit.

K. Derivative Financial Instruments — The Company may utilize derivative financial instruments in its operations and will do so in conformity with Rule 18f-4 under the 1940 Act.

Interest rate swap contracts.    The Company may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Company’s leverage. Such interest rate swaps would principally be used to protect the Company against higher costs on its leverage resulting from increases in interest rates. The Company does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Company may use for hedging purposes may expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Company. In addition, if the counterparty to an interest rate swap defaults, the Company would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Company generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 — Derivative Financial Instruments.

Option contracts.    The Company is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Company may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Company would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Company would realize either no gain or a loss on the purchased call option. The Company may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Company.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The Company may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Company writes a call option on a security, the Company has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Company will only write call options on securities that the Company holds in its portfolio (i.e., covered calls).

When the Company writes a call option, an amount equal to the premium received by the Company is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Company on the expiration date as realized gains from investments. If the Company repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Company has realized a gain or loss. The Company, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

L. Short Sales — A short sale is a transaction in which the Company sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Company may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Company for the short sale are retained by the broker until the Company replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Company becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be. The Company is liable for any interest, dividends or distributions paid on securities sold short.

The Company may also sell short “against the box” (i.e., the Company enters into a short sale as described above while holding an offsetting long position in the security which it sold short).

M. Foreign Currency Translations — The books and records of the Company are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Company does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Company’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Company’s books from the value of the assets and liabilities (other than investments) on the valuation date.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

N. Indemnifications — Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company enters into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

O. Offering and Debt Issuance Costs — Offering costs incurred by the Company related to the issuance of its common stock reduce additional paid-in capital when the stock is issued. Costs incurred by the Company related to the issuance of its debt (credit facility, term loan or notes) or its preferred stock are capitalized and amortized over the period the debt or preferred stock is outstanding.

The Company has classified the costs incurred to issue its term loan, notes and preferred stock as a deduction from the carrying value on the Statement of Assets and Liabilities. For the purpose of calculating the Company’s asset coverage ratios pursuant to the 1940 Act, deferred issuance costs are not deducted from the carrying value of debt or preferred stock.

3.      Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (ASC 820) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Company has performed an analysis of all assets and liabilities (other than deferred taxes) measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Company obtains from independent, third-party sources. Unobservable inputs are developed by the Company based on its own assumptions of how market participants would value an asset or a liability.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•   Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Company has access at the date of measurement.

•   Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•   Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions that market participants would use to price the asset or liability based on the best available information.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The following table presents the Company’s assets measured at fair value on a recurring basis at August 31, 2024, and the Company presents these assets by security type and description on its Schedule of Investments. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$2,977,435	$2,811,224	$—	$166,211
Short-term investments	1,338	1,338	—	—
Total investments at fair value	$2,978,773	$2,812,562	$—	$166,211

The Company did not have any liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3) at August 31, 2024.

As of August 31, 2024, the Company had Notes outstanding with an aggregate principal amount of $354,432 and 6,123,774 of MRP Shares outstanding with a total liquidation value of $153,094. See Note 11 — Notes and Note 12 — Preferred Stock.

All of the Notes and MRP Shares were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. The Company determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

The Company records these Notes and MRP Shares on its Statement of Assets and Liabilities at principal amount or liquidation value. As of August 31, 2024, the estimated fair values of these leverage instruments are as follows:

Instrument	Principal Amount/ Liquidation Value	Fair Value
Notes (Series GG, OO through XX)	$354,432	$353,200
MRP Shares (Series R through W)	$153,094	$145,600

The following tables present the Company’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and nine months ended August 31, 2024.

Three Months Ended August 31, 2024	Equity Investments
Balance — May 31, 2024	$159,124
Purchases	—
Sales	—
Transfers out to Level 1 and 2	—
Realized gains (losses)	—
Change in unrealized gains (losses), net	7,087
Balance — August 31, 2024	$166,211

Net change in unrealized gain (loss) of investments still held at August 31, 2024	$7,087

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

Nine Months Ended August 31, 2024	Equity Investments
Balance — November 30, 2023	$181,659
Purchases	—
Sales	(41,624)
Transfers out to Level 1 and 2	—
Realized gains (losses)	4,839
Change in unrealized gains (losses), net	21,337
Balance — August 31, 2024	$166,211

Net change in unrealized gain (loss) of investments still held at August 31, 2024	$25,055

For the nine months ended August 31, 2024, sales of $41,624, and the associated realized gain of $4,839, relate to the Company’s investment in Enterprise Products Partners L.P. — Series A Convertible Preferred Units. The realized gain is included on the Company’s Statement of Operations — Net Realized Gains (Losses).

The $7,087 and $21,337 of net unrealized gains for the three and nine months ended August 31, 2024, respectively, relates to investments that were held during the period. The Company includes these unrealized gains and losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

Valuation Techniques and Unobservable Inputs

The Company owns convertible preferred units of MPLX LP (“MPLX”). The convertible preferred units are convertible on a one-for-one basis into common units at the Company’s option and are senior to the underlying common units in terms of liquidation preference and priority of distributions. In determining the fair value of the MPLX convertible preferred units, KAFA considers the value of the convertible preferred units on an as-converted basis, the value of any reported trades in the security, and the value using a convertible pricing model. The convertible pricing model takes into account the attributes of the convertible preferred units, including the preferred dividend, conversion ratio and call features, to determine the estimated value of such units. In using this model, KAFA estimates (i) the credit spread for the convertible preferred units, which is based on (a) the credit spread of the partnership’s unsecured notes and (b) the credit spreads of similar publicly traded preferred securities over bonds with similar maturities, and (ii) the expected volatility for the underlying common units. In using the convertible pricing model, KAFA also assesses the additional yield that a buyer of this security would require to hold this security (relative to the yield implied by the convertible pricing model) due to the illiquid nature of the security. The range of additional yield required is informed by publicly reported trades in the security, if any, as well as the judgment of KAFA.

As of August 31, 2024, KAFA has determined to value the MPLX convertible preferred units on an as-converted basis based on the public market price of MPLX’s common units.

Sentinel Midstream is a privately-held company that operates energy infrastructure assets near the Texas and Louisiana Gulf Coast which are referred to as Enercoast Energy Infrastructure (“EEI”). The Company is the owner of Series A-2 units which represent a membership interest in Sentinel Midstream (“Sentinel-EEI Series A-2 Units”). The Sentinel-EEI Series A-2 Units are pari passu with Series A-1 Units (together, “Series A Units”), and are senior to other classes of common equity in terms

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

of liquidation preference and priority of distributions. The Series A Units are entitled to receive periodic cash distributions. Other classes of common equity participate in distributions only after the Series A Units have received cash distributions sufficient for Series A investors to realize a 10% annualized return (IRR).

As part of the process to determine the fair value of the Sentinel-EEI Series A-2 Units, KAFA utilizes two valuation methodologies. One of the methodologies is based on publicly-traded enterprise value to earnings before interest, taxes, depreciation, and amortization (“EBITDA”) multiples for comparable companies and the second is based on a discounted cash flow model. A range of per share values is derived from these two methodologies. A per share value within the resulting range is then selected as the fair value.

The Company owns an investment in Streamline Innovations Holdings, Inc. (“Streamline”) Series C Preferred Shares. The Company’s Streamline Series C Preferred Shares are convertible into common equity at any time at the Company’s option and are senior to common equity and Series A and Series B preferred shares in terms of liquidation preference and priority of distributions. Streamline Series C Preferred Shares are entitled to receive a quarterly dividend beginning in March 31, 2025, at an annual rate of 12.0%, which rate shall increase 2.0% each year thereafter to a maximum rate of 18.0%. Streamline Series C Preferred Shares are redeemable by Streamline at any time after March 31, 2025, at a price sufficient for the Company to achieve a 20.0% internal rate of return on its investment.

As a part of the process to determine the fair value of the Streamline Series C Preferred Shares, KAFA utilizes the following methodologies: (1) converted common equity value based on publicly traded enterprise value to EBITDA multiples for comparable companies, (2) converted common equity value based on a discounted cash flow model, (3) convertible pricing model valuation that calculates the preferred security’s embedded conversion option, and takes into consideration the Series C Preferred Shares seniority and (4) estimated redemption price valuation discounted to present value. A range of per share values is derived from these methodologies. A per share value within the resulting range is then selected as the fair value.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Company’s investments may fluctuate from period to period. Additionally, the fair value of the Company’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Company may ultimately realize.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Company used to value its portfolio investments categorized as Level 3 as of August 31, 2024:

Quantitative Table for Valuation Techniques

Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Range		Average
				Low	High
MPLX Convertible Preferred Units(1)	$96,711	- Convertible pricing model	- Credit spread - Volatility - Yield spread	3.6% 10% 0.5%	4.1% 20% 1.0%	3.9% 15% 0.8%
Sentinel-EEI Series A-2 Units	33,750	- EV/EBITDA multiples - Discounted cash flow analysis	- 2024 EV/EBITDA multiples - 2025 EV/EBITDA multiples - Illiquidity discount - Discount rate	8.0x 7.8x 15% 19.2%	9.0x 8.8x 15% 19.2%	8.5x 8.3x 15% 19.2%
Streamline Series C Preferred Shares	35,750	- EV/EBITDA multiples	- 2024 EV/EBITDA multiples	7.5x	8.5x	8.0x
		- Discounted cash flow analysis	- 2025 EV/EBITDA multiples - Illiquidity discount - Discount rate	6.5x 15% 20.6%	7.5x 15% 20.6%	7.0x 15% 20.6%
		- Option pricing model	- Time to exit (years) - Volatility - Calculated equity value ($ in millions)	2 32.2% $315	4 37.2% $384	3 34.7% $350
		- Estimated redemption price	- Internal rate of return - Discount rate - Time to exit (years)	20% 5.0% 0.6	20% 20.0% 0.6	20% 12.5% 0.6
Total	$166,211

____________

(1)     As of August 31, 2024, MPLX convertible preferred units were valued on an as-converted basis based on the public market price of MPLX’s common units.

4.      Risk Considerations

The Company’s investments are concentrated in the energy sector. A downturn in one or more industries within the energy sector, material declines in energy-related commodity prices, adverse political, legislative or regulatory developments or environmental, catastrophic or other events could have a larger impact on the Company than on an investment company that does not concentrate in the energy sector. The performance of companies in the energy sector may lag the performance of other sectors or the broader market as a whole. The Company also invests in securities of foreign issuers, predominantly those located in Canada and, to a lesser extent, Europe. The value of those investments will fluctuate with market conditions, currency exchange rates and the economic and political climates of the foreign countries in which the issuers operate or are domiciled. Additionally, to the extent that the Company invests a relatively high percentage of its assets in the securities of a limited number of issuers, the Company may be more susceptible than a more widely diversified investment company to any single economic, political or regulatory occurrence.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

At August 31, 2024, the Company had the following investment concentrations:

Category	Percent of Long-Term Investments
Energy Companies	100.0%
Equity securities(1)	100.0%
Energy Infrastructure Companies	97.3%
Largest single issuer	9.2%
Restricted securities	5.6%

____________

(1)     Includes common and preferred equity

For more information about the principal risks of investing in the Company, see Investment Objective, Policies and Risks in the Company’s most recently filed annual report.

5.      Agreements and Affiliations

A. Administration Agreement — On February 1, 2022, the Company entered into an amended administration and accounting agreement with Ultimus Fund Solutions, LLC (“Ultimus”). Pursuant to the agreement, Ultimus will continue to provide certain administrative and accounting services for the Company. The agreement has an initial term of three years and automatic one-year renewals unless earlier terminated by either party as provided under the terms of the agreement.

B. Investment Management Agreement — The Company has entered into an investment management agreement with KA Fund Advisors, LLC (“KAFA”) under which KAFA, subject to the overall supervision of the Company’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Company. For providing these services, KAFA receives an investment management fee from the Company.

Upon completion of KYN’s merger with KMF, KAFA and the Company entered into an amended fee waiver agreement (the “Tier Waiver”) with KYN to reduce the asset levels at which the fee waivers take effect under the Tier Waiver. The breakpoints under the Tier Waiver were reset at the time of the merger such that the Company pays a management fee of 1.375% on average total assets up to $2,282,690 (which was the pro forma amount of KYN and KMF total assets for purposes of calculating the management fee as of the closing of the merger); 1.250% on average total assets in excess of this amount and up to $4,000,000; 1.125% on average total assets between $4,000,000 and $6,000,000; and 1.000% on average total assets greater than $6,000,000. These tiered fee waivers result in a reduction to the effective management fee rate payable to KAFA as the Company’s assets under management increase. The Tier Waiver has an initial 3-year term and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Company’s directors who are not “interested persons” of the Company, as that term is defined in the 1940 Act (the “Independent Directors”).

In addition to the Tier Waiver, KAFA also agreed to waive an additional amount of management fees (based on KYN and KMF assets at the closing of the merger) (the “Merger Waiver”) such that pro forma management fees payable to KAFA would be equal to the aggregate management fee payable if KYN and KMF had remained standalone companies. The Merger Waiver has a term of three years from the closing of the merger (so long as KAFA remains the investment advisor to KYN) and was calculated to be $606 per year based on KYN and KMF’s assets under management at the closing of the merger. Any amount waived by KAFA pursuant to the Tier Waiver and/or Merger Waiver may not be recouped.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The investment management agreement has a current term through April 30, 2025 and may be renewed annually thereafter upon approval of KAFA and the Company’s Board of Directors (including a majority of the Independent Directors). For the nine months ended August 31, 2024, the Company paid management fees at an annual rate of 1.336% of the Company’s average quarterly total assets (as defined in the investment management agreement).

For purposes of calculating the management fee the average total assets for each quarterly period are determined by averaging the total assets at the last day of that quarter with the total assets at the last day of the prior quarter. The Company’s total assets are equal to the Company’s gross asset value (which includes assets attributable to the Company’s use of preferred stock, commercial paper or notes and other borrowings and excludes any net deferred tax asset), minus the sum of the Company’s accrued and unpaid dividends and distributions on any outstanding common stock and accrued and unpaid dividends and distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Company and any accrued taxes, including, a deferred tax liability). Liabilities associated with borrowing or leverage by the Company include the principal amount of any borrowings, commercial paper or notes issued by the Company, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Company.

C. Portfolio Companies — From time to time, the Company may “control” or may be an “affiliate” of one or more of its portfolio companies, as each of these terms is defined in the 1940 Act. In general, under the 1940 Act, the Company would be presumed to “control” a portfolio company if the Company and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Company and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Company’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Company believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Company invests. The Company also notes that the Securities and Exchange Commission (the “SEC”) staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partners, individually or collectively, have no rights to manage or influence management of the partnership through such activities as participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Company believes that many of the limited partnership interests in which it invests should not be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Company holds in certain limited partnerships to be voting securities. If such a determination were made, the Company may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Company holds as a voting security, the Company considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

to elect the board of directors, the Company generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Company has treated those securities as voting securities. If the Company does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Company and its affiliates own more than 25% of the outstanding securities of such partnership. Additionally, certain partnership agreements give common unitholders the right to elect the partnership’s board of directors, but limit the amount of voting securities any limited partner can hold to no more than 4.9% of the partnership’s outstanding voting securities (i.e., any amounts held in excess of such limit by a limited partner do not have voting rights). In such instances, the Company does not consider itself to be an affiliate if it owns more than 5% of such partnership’s common units.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Company owns and does not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Company will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Company or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Company cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Company were allowed to engage in such a transaction, that the terms would be more or as favorable to the Company or any company that it controls as those that could be obtained in an arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Company or on the type of investments that it could make.

Sentinel Midstream Highline JV Holdings LLC — Pursuant to the terms of the Sentinel-EEI Series A-2 Units, Kayne Anderson has the right to designate one director of Sentinel Midstream for so long as Kayne Anderson and its affiliates continue to beneficially own at least 70% of its initial investment and at least 10% of the outstanding Series A units. Ron M. Logan is a Senior Managing Director of Kayne Anderson and serves as the Kayne Anderson appointed director of Sentinel Midstream. The Company believes it is an affiliate of Sentinel Midstream under the 1940 Act by virtue of the Company’s ownership interest in Sentinel Midstream and Kayne Anderson’s director designation right.

Streamline Innovations Holdings, Inc. — Pursuant to the terms of the Streamline Series C Preferred Shares, Kayne Anderson has the right to designate one director of Streamline for so long as Kayne Anderson and its affiliates continue to beneficially own at least 50% of the Streamline Series C Preferred Shares. Ron M. Logan is a Senior Managing Director of Kayne Anderson and serves as the Kayne Anderson appointed director of Streamline. The Company believes that it is an affiliate of Streamline under the 1940 Act by virtue of the Company’s ownership interest in Streamline and Kayne Anderson’s director designation right.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The following table summarizes the Company’s investments in affiliates as of and for the three and nine months ended August 31, 2024:

Investment(1)	No. of Shares/ Units (in 000’s)(2)		Value at 8/31/2024	Gross Additions/Reductions for the Nine Months Ended 8/31/2024		Dividends/ Distributions Received		Net Realized Gains (Losses)		Net Change in Unrealized Gains (Losses)
						Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended	Three Months Ended	Nine Months Ended
	11/30/2023	8/31/2024		Additions	Reductions
Sentinel Midstream Highline JV Holdings LLC	1,500	1,500	$33,750	$—	$—	$1,592	$3,329	$—	$—	$1,864	$5,480
Streamline Innovations Holdings, Inc.	5,500	5,500	35,750	—	—	—	—	—	—	1,375	7,425
Total			$69,500	$—	$—	$1,592	$3,329	$—	$—	$3,239	$12,905

____________

(1)     See Schedule of Investments for investment classifications.

(2)     During the three and nine months ended August 31, 2024, there were no purchases or sales of any affiliates.

6.      Income Taxes

The Company’s taxes include current and deferred income taxes. Current income taxes reflect the estimated income tax liability or asset of the Company as of a measurement date. Deferred income taxes reflect (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax cost basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes and (iii) the net tax benefit of accumulated net operating losses and capital losses, if any.

As of August 31, 2024, the components of the Company’s deferred tax assets and liabilities are as follows:

Current tax payable, net	$(4,387)

Deferred tax assets:
Capital loss carryforward — Federal	$16,326
Capital loss carryforward — State	1,033
Net operating loss carryforward — Federal	1,325
Net operating loss carryforward — State	394
Valuation allowance	(20,548)

Deferred tax liabilities:
Net unrealized gains on investment securities	(245,884)
Total deferred income tax asset (liability), net	$(247,354)

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

During the nine months ended August 31, 2024, the Company made $577 of tax payments (net of refunds received).

As of August 31, 2024, the Company had a net current income tax payable of $4,387, which was comprised of a net state tax asset of $840 and a net federal tax liability of $5,227.

As of August 31, 2024, the Company had capital loss carryforwards of $78,660 (federal and state deferred tax asset of $16,326 and $1,033, respectively). Realization of capital loss carryforwards is dependent on generating sufficient capital gains prior to their expiration. These capital loss carryforwards are associated with KYN’s merger with KMF (as described below) and will expire if not used by fiscal 2028.

As of August 31, 2024, the Company had a federal net operating loss carryforward of $6,310 (subject to the FMO Section 382 limitation described below; federal deferred tax asset of $1,325). This net operating loss can be carried forward indefinitely.

On March 4, 2022, the Company completed its merger with Fiduciary/Claymore Energy Infrastructure Fund (“FMO”). The merger qualified as a tax-free reorganization under Section 368(a) of the Internal Revenue Code (the “Code”). As of the merger date, the Company acquired all of the tax attributes of FMO. Regulations under Section 382 of the Code limit the use of tax attributes subsequent to ownership changes until FMO’s net operating loss and capital loss carryforwards are utilized or expire unused. The annual FMO Section 382 limitation was calculated as of the merger date to be $1,663.

As of the merger date, FMO had $75,869 of unrealized built-in gains for tax purposes. In addition to the Section 382 limitation, the Company will be able to utilize FMO’s capital loss carryforwards up to the amount of built-in gains that are realized (prior to the statutory expiration of the capital loss carryforward period).

As of the merger date, FMO had established a valuation allowance on the amount of capital losses that exceeded its net unrealized built-in gain as of the same date. As a result of the limitations on these losses post-merger, the Company has written off the deferred tax asset (and removed the valuation allowance) associated with the losses that exceeded (1) the built-in gains as of the merger date and (2) the portion of losses that will become available through the annual FMO Section 382 limitation (prior to the statutory expiration of the capital loss carryforward period). Post-merger, $82,168 of capital losses and $6,310 of net operating losses will be available to the Company subject to the limitations described above.

On November 13, 2023, the Company completed its merger with KMF. The merger qualified as a tax-free reorganization under Section 368(a) of the Code. Upon completion of the merger, all pre-Merger KMF capital losses ($355,751 as of the closing of the merger) were acquired by KYN and are now subject to a five year carryforward period (which expires in fiscal 2028). In addition, as of the closing of the merger, KMF had an unrealized loss on its portfolio of investments of $13,537. The amount of KMF capital losses and unrealized losses as of the merger date have been updated in fiscal 2024 for final tax reporting information received post-merger. All pre-merger losses acquired from KMF, including the capital losses and the unrealized loss on investments, are subject to limitations as set forth in Section 382 of the Code which limit the amount of losses that can be utilized after a change in ownership. The annual KMF Section 382 limitation was calculated as of the merger date to be $15,587 per year (with such amount pro-rated for the year in which the merger closed). In addition, limitations under Section 384 of the Code further limit any losses acquired for a period of five years following the merger such that pre-merger losses of KMF may not be utilized to offset pre-merger gains of KYN (nor could pre-merger gains of KMF be offset against pre-merger losses of KYN).

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As a result of limitations on these losses post-merger, the Company has written off the deferred tax asset associated with capital losses and unrealized losses that exceed the portion of losses that will become available through the annual Section 382 limitation (prior to the statutory expiration of the capital loss carryforward period). Post-merger, $78,660 of capital losses and $13,537 of unrealized losses will be available to the Company subject to limitations described. Capital loss carryforwards acquired in the merger with KMF will expire if not used by fiscal 2028.

The Company has established a valuation allowance against all of the losses acquired in the KMF merger as their potential future economic benefit is (1) dependent upon the realization of capital gains post-merger (which may or may not occur) prior to the expiration of the capital loss carryforward period and (2) dependent upon future asset appreciation post-merger (which may or may not occur).

The Company periodically reviews the recoverability of its deferred tax assets based on the weight of available evidence. When assessing the recoverability of its deferred tax assets, significant weight is given to the effects of potential future realized and unrealized gains on investments and the period over which these deferred tax assets can be realized.

Based on the Company’s assessment as of August 31, 2024, it has determined that it is not more likely than not that all of its deferred tax assets would be realized through future taxable income of the appropriate character. Accordingly, a valuation allowance of $20,548 has been established (which is primarily associated with the valuation allowance on losses acquired in the merger with KMF). For the nine months ended August 31, 2024, the valuation allowance increased $418. This increase in the valuation allowance was associated with the increased KMF unrealized loss as of the merger date (tax asset). This had zero net effect to KYN’s income tax expense for the period.

The Company will continue to review and assess the need for a valuation allowance in the future. Significant variability in the fair value of its portfolio of investments may change the Company’s assessment regarding the recoverability of its deferred tax assets. If a further valuation allowance is required to reduce any deferred tax asset in the future, or if a change in a valuation allowance is necessary, it could have a material impact on the Company’s net asset value and results of operations in the period of adjustment.

Total income taxes were different from the amount computed by applying the federal statutory income tax rate of 21% to the net investment income (loss) and realized and unrealized gains (losses) on investments before taxes as follows:

For the Nine Months Ended August 31, 2024
Computed federal income tax expense at 21%	$124,126
State income tax expense, net of federal tax	5,264
Foreign tax credit	(1,631)
dividend received deduction, non-deductible distributions on MRP Shares and other, net	(1,527)
Total income tax expense	$126,232

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As a limited partner of MLPs, the Company includes its allocable share of such MLP’s income or loss in computing its own taxable income or loss. Additionally, for income tax purposes, the Company reduces the cost basis of its MLP investments by the cash distributions received, and increases or decreases the cost basis of its MLP investments by its allocable share of the MLP’s income or loss. During the nine months ended August 31, 2024, the Company decreased its tax cost basis by approximately $4,113 due to 2023 net allocated losses (after considering the release of passive activity losses from pre-existing KMF positions and Section 163(j) limitations on the deduction for business interest expense) from its MLP investments.

The Company utilizes the average cost method to compute the adjusted tax cost basis of its MLP securities.

As of August 31, 2024, the cost basis of investments for federal income tax purposes was $1,853,154. The cost basis for federal income tax purposes is $560,173 lower than the cost basis for GAAP reporting purposes primarily due to the additional basis adjustments attributable to the Company’s share of the cumulative allocated losses from its MLP investments. At August 31, 2024, gross unrealized appreciation and depreciation of investments and options, if any, for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options, if any)	$1,130,508
Gross unrealized depreciation of investments (including options, if any)	(4,889)
Net unrealized appreciation of investments before foreign currency related translations	1,125,619
Unrealized appreciation on foreign currency related translations	29
Net unrealized appreciation of investments	$1,125,648

Distributions in the amount of $4,322 paid to holders of MRP Shares and $112,989 paid to common stockholders for the fiscal year ended November 30, 2023, were characterized as dividends (eligible to be treated as qualified dividend income). These characterizations are based on the Company’s earnings and profits.

7.      Restricted Securities

From time to time, the Company’s ability to sell certain of its investments is subject to certain legal or contractual restrictions. For instance, private investments that are not registered under the Securities Act of 1933, as amended (the “Securities Act”), cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Company’s investments have restrictions such as lock-up agreements that preclude the Company from offering these securities for public sale.

At August 31, 2024, the Company held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units (in 000’s)	Cost Basis (GAAP)	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
MPLX Convertible Preferred Units	5/13/16	(2)	2,255	$72,217	$96,711	$42.88	4.5%	3.3%
Sentinel-EEI Series A-2 Units	11/30/23	(3)	1,500	28,270	33,750	22.50	1.6	1.1
Streamline Series C Preferred Shares	(4)	(3)	5,500	27,480	35,750	6.50	1.7	1.2
Total of all restricted securities				$127,967	$166,211		7.8%	5.6%

____________

(1)     Securities are valued using inputs reflecting the Company’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

(2)     Unregistered or restricted security of a publicly-traded company.

(3)     Unregistered or restricted security of a private company.

(4)     Security was acquired at various dates in prior fiscal years.

8.      Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification (ASC 815), the following are the derivative instruments and hedging activities of the Company. See Note 2 — Significant Accounting Policies.

Option Contracts — For the nine months ended August 31, 2024, the Company did not have any option contracts outstanding.

Interest Rate Swap Contracts — As of August 31, 2024, the Company did not have any interest rate swap contracts outstanding.

As of August 31, 2024, the Company held no derivative instruments.

The following tables set forth the effect of the Company’s derivative instruments on the Statement of Operations:

Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Three Months Ended August 31, 2024
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Securities sold short	Securities sold short	$ (784)	$ —
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	For the Nine Months Ended August 31, 2024
		Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Securities sold short	Securities sold short	$ 364	$ —

9.      Investment Transactions

For the nine months ended August 31, 2024, the Company purchased and sold securities in the amounts of $1,274,967 and $1,237,937 (excluding short-term investments and securities sold short, if any).

10.   Credit Facility and Term Loan

As of August 31, 2024, the Company had a $135,000 unsecured revolving credit facility (the “Credit Facility”) that matures on February 20, 2025. The interest rate on outstanding borrowings under the Credit Facility may vary between the secured overnight financing rate (“SOFR”) plus 1.40% and SOFR plus 2.25%, depending on the Company’s asset coverage ratios. The Company pays a fee of 0.20% per annum on any unused amounts of the Credit Facility.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

For the nine months ended August 31, 2024, the average amount of borrowings outstanding under the Company’s credit facilities was $24,593 with a weighted average interest rate of 6.90%. As of August 31, 2024, the Company had $81,000 of borrowings outstanding under the Credit Facility at a weighted average interest rate of 6.71%.

On May 22, 2024, the Company repaid $25,000 of its $50,000 unsecured term loan (the “Term Loan”), which represented the floating rate portion of the Term Loan (interest rate of SOFR plus 1.40%). On August 6, 2024, upon the maturity date of the Term Loan, the Company repaid the remaining $25,000 of fixed rate borrowings (interest rate of 1.735%) and the Term Loan was terminated.

For the nine months ended August 31, 2024, the average amount of borrowings outstanding under the Term Loan was $38,364 with a weighted average interest rate of 3.78%.

As of August 31, 2024, the Company was in compliance with all financial and operational covenants required by the Credit Facility. See Financial Highlights for the Company’s asset coverage ratios under the 1940 Act.

11.   Notes

At August 31, 2024, the Company had $354,432 aggregate principal amount of Notes outstanding. See Note 14 — Subsequent Events.

The table below sets forth a summary of the issuances, redemptions and key terms of each series of Notes outstanding during the nine months ended August 31, 2024.

Series	Principal Outstanding November 30, 2023	Principal Issued	Principal Redeemed	Principal Outstanding August 31, 2024	Unamortized Issuance Costs	Estimated Fair Value August 31, 2024	Fixed/Floating Interest Rate	Maturity
GG	$21,419	$—	$—	$21,419	$14	$21,300	3.67%	4/16/25
KK	32,247	—	(32,247)	—	—	—	3.93%	7/30/24
OO	14,778	—	—	14,778	3	14,800	3.46%	10/29/24
PP	50,000	—	—	50,000	157	50,800	3-month SOFR + 151 bps	6/19/26
QQ	20,000	—	—	20,000	34	19,500	1.81%	6/19/25
RR	45,000	—	—	45,000	296	43,600	4.57%	5/18/32
SS	45,000	—	—	45,000	320	42,800	4.67%	8/2/34
TT	18,235	—	—	18,235	19	18,000	3.82%	8/8/25
UU	40,000	—	—	40,000	328	39,500	5.18%	3/29/33
VV	—	25,000		25,000	282	25,700	5.79%	1/10/34
WW	—	35,000		35,000	298	36,000	5.65%	5/22/31
XX	—	40,000		40,000	344	41,200	5.79%	5/22/34
	$286,679	$100,000	$(32,247)	$354,432	$2,095	$353,200

Holders of the fixed rate Series GG, OO and QQ through SS Notes are entitled to receive cash interest payments semi-annually (on June 19 and December 19) at the fixed rate. Holders of the floating rate Notes are entitled to receive cash interest payments quarterly (on March 19, June 19, September 19 and December 19) at the floating rate. Holders of the fixed rate Series TT through XX Notes are entitled to receive cash interest payments semi-annually (on February 13 and August 13) at the fixed rate. As of August 31, 2024, the weighted average interest rate on the outstanding Notes was 5.01%.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

As of August 31, 2024, each series of Notes was rated “AAA” by Kroll Bond Rating Agency (“KBRA”). In the event the credit rating on any series of Notes falls below “A-”, the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Company is required to maintain a current rating from one rating agency with respect to each series of Notes and is prohibited from having any rating of less than investment grade (“BBB-”) with respect to each series of Notes.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Notes contain various covenants related to other indebtedness, liens and limits on the Company’s overall leverage. Under the 1940 Act and the terms of the Notes, the Company may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to senior securities representing indebtedness (including the Notes) would be less than 300%.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Company fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline.

The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company; and (4) junior to any secured creditors of the Company.

At August 31, 2024, the Company was in compliance with all covenants under the Notes agreements.

12.   Preferred Stock

At August 31, 2024, the Company had 6,123,774 shares of MRP Shares outstanding, with a total liquidation value of $153,094 ($25.00 per share liquidation value). See Note 14 — Subsequent Events.

The table below sets forth a summary of the key terms of each series of MRP Shares outstanding at August 31, 2024.

Series	Liquidation Value August 31, 2024	Unamortized Issuance Costs	Estimated Fair Value August 31, 2024	Fixed/Floating Dividend Rate	Mandatory Redemption Date
R	$41,828	$214	$39,800	3.38%	2/11/27
S	49,775	504	45,500	3.60%	2/11/30
T	20,000	289	19,300	5.07%	8/2/32
U	9,491	10	9,400	4.07%	12/1/24
V	20,000	131	20,300	3-month SOFR + 201 bps	6/1/26
W	12,000	98	11,300	2.44%	9/1/26
	$153,094	$1,246	$145,600

Holders of the MRP Shares are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (the last day of February, May 31, August 31 and November 30).

As of August 31, 2024, each series of MRP Shares was rated “A+” by KBRA. The dividend rate on the Company’s MRP Shares will increase if the credit rating is downgraded below “A” (as determined by the lowest credit rating assigned). Further, the annual dividend rate for all series of MRP Shares will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Company fails to make a dividend or certain other payments.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except share and per share amounts)
(UNAUDITED)

The MRP Shares rank senior to all of the Company’s outstanding common shares and on parity with any other preferred stock. The MRP Shares are redeemable in certain circumstances at the option of the Company and are also subject to a mandatory redemption if the Company fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225%.

Under the terms of the MRP Shares, the Company may not declare dividends or pay other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the MRP Shares have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of MRP Shares or the holders of common stock. The holders of the MRP Shares, voting separately as a single class, have the right to elect at least two directors of the Company.

At August 31, 2024, the Company was in compliance with the asset coverage requirement of its MRP Shares.

13.   Common Stock

As of August 31, 2024, the Company had 193,876,226 shares of common stock authorized and 169,126,038 shares outstanding. As of August 31, 2024, Kayne Anderson Capital Advisors, L.P. (“KACALP”) owned 1,614,122 shares of the Company.

During the nine months ended August 31, 2024, there were no common stock transactions. Transactions in common shares for the fiscal year ended November 30, 2023, were as follows:

Shares outstanding at November 30, 2022	136,131,530
Shares issued in connection with merger of KMF	32,994,508
Shares outstanding at November 30, 2023	169,126,038

14.   Subsequent Events

On September 18, 2024, the Company issued $70,000 of new Notes and $30,000 of new MRP Shares. The Notes issuance was comprised of two series: (1) $30,000 of Series YY Notes with a 5.19% fixed rate due September 18, 2031 and (2) $40,000 of Series ZZ Notes with a 5.45% fixed rate due September 18, 2036. The MRP Shares issuance was $30,000 of Series X MRP Shares with a 5.49% fixed dividend rate and a mandatory redemption date of September 18, 2029.

On September 19, 2024, the Company declared a quarterly distribution of $0.24 per common share for the third quarter. The total distribution of $40,590 was paid October 7, 2024. Of this total, pursuant to the Company’s dividend reinvestment plan, $3,890 was reinvested into the Company through open market purchases of common stock.

On September 20, 2024, the Company repaid $20,000 of Series V floating rate MRP Shares at liquidation value plus accumulated but unpaid dividends through the date of redemption.

On October 10, 2024, the Company announced a change to its distribution payment frequency to monthly payments (from quarterly payments) beginning in November 2024, and declared distributions of $0.08 per common share payable November 29, 2024, December 31, 2024 and January 31, 2025.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
GLOSSARY OF KEY TERMS

This glossary contains definitions of certain key terms, as they are used in our investment policies and as described in this report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means Energy Infrastructure Assets and other assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, fractionating, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal, electricity or water.

“Energy Companies” means companies that own and/or operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such assets or (ii) have Energy Assets that represent the majority of their assets.

“Energy Infrastructure Assets” means (a) Midstream Assets, (b) Renewable Infrastructure Assets and (c) Utility Assets.

“Energy Infrastructure Companies” consists of (a) Midstream Energy Companies, (b) Renewable Infrastructure Companies and (c) Utility Companies.

“Master Limited Partnerships” or “MLPs” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in (a) transporting, storing, gathering, processing, fractionating, distributing, or marketing of natural gas, natural gas liquids, crude oil, refined products or water produced in conjunction with such activities or (b) the capture, transportation or sequestration of carbon dioxide.

“Midstream Energy Companies” means companies that primarily own and operate Midstream Assets. Such companies may be structured as Master Limited Partnerships or taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or providing services for the operation of such assets or (ii) have Midstream Assets that represent the majority of their assets.

“Renewable Infrastructure Assets” means assets used in the generation, production, distribution, transportation, transmission, storage and marketing of energy including, but not limited to, electricity, steam, natural gas or transportation fuels, from renewable sources such as solar, wind, flowing water (hydroelectric power), geothermal, biomass and organic waste.

“Renewable Infrastructure Companies” means companies that own and/or operate Renewable Infrastructure Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Renewable Infrastructure Assets or providing services for the operation of such assets or (ii) have Renewable Infrastructure Assets that represent the majority of their assets.

“Utility Assets” means assets, other than Renewable Infrastructure Assets, that are used in the generation, production, distribution, transportation, transmission, storage and marketing of energy, including, but not limited to, electricity, natural gas and steam.

“Utility Companies” means companies that own and/or operate Utility Assets. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Utility Assets or providing services for the operation of such assets or (ii) have Utility Assets that represent the majority of their assets.

KAYNE ANDERSON ENERGY INFRASTRUCTURE FUND, INC.
ADDITIONAL INFORMATION
(UNAUDITED)

REPURCHASE DISCLOSURE

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common and preferred stock and its Notes in the open market or in privately negotiated transactions.

Directors and Corporate Officers

James C. Baker, Jr.	Chairman of the Board of Directors, President and Chief Executive Officer
William H. Shea, Jr.	Lead Independent Director
William R. Cordes	Director
Anne K. Costin	Director
Barry R. Pearl	Director
Albert L. Richey	Director
Carita S. Walker	Director
Caroline A. Winn	Director
Harrison J. Little	Executive Vice President
A. Colby Parker	Chief Financial Officer and Treasurer
Ron M. Logan, Jr.	Executive Vice President
Michael J. O’Neil	Executive Vice President and Secretary
Gordon H. Hamilton	Vice President
Adriana I. Jimenez	Vice President
Mark V. Mangilit	Chief Compliance Officer
Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 2200 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
2121 Avenue of the Stars, 9th Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar Equiniti Trust Company, LLC 48 Wall Street, Floor 23 New York, NY 10005 (888) 888-0317
Custodian U.S. Bank, N.A 1555 Rivercenter Drive Milwaukee, WI 53212	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 601 S. Figueroa Street, Suite 900 Los Angeles, CA 90017
Legal Counsel Paul Hastings LLP 101 California Street, Forty-Eighth Floor San Francisco, CA 94111

Please visit us on the web at www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Company for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Company or of any securities mentioned in this report.